Exhibit 99.1


                              Cox Enterprises, Inc.
                        Executive Officers and Directors



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

James  C. Kennedy *       Chairman &            Chairman &                           Cox Enterprises, Inc.
                          Chief Executive       Chief Executive Officer              1400 Lake Hearn Dr., NE
                          Officer                                                    Atlanta , GA 30319

David E. Easterly*        President & Chief     President & Chief Operating          Cox Enterprises, Inc.
                          Operating Officer     Officer                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Robert C. O'Leary*        Senior Vice           Senior Vice President Chief          Cox Enterprises, Inc.
                          President & Chief     Financial Officer                    1400 Lake Hearn Dr., NE
                          Financial Officer                                          Atlanta , GA 30319

Timothy W. Hughes         Senior Vice           Senior Vice President                Cox Enterprises, Inc.
                          President             Administration                       1400 Lake Hearn Dr., NE
                          Administration                                             Atlanta , GA 30319

Barbara C. Anthony*       Vice President        Chairman, Dayton Newspapers          Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Anne C. Chambers*         Vice President        Chairman, Atlanta Newspapers         Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Scott A. Hatfield         Vice President &      Vice President & Chief               Cox Enterprises, Inc.
                          Chief Information     Information Officer                  1400 Lake Hearn Dr., NE
                          Officer                                                    Atlanta , GA 30319

Marybeth H. Leamer        Vice President        Vice President Human                 Cox Enterprises, Inc.
                          Human Resources       Resources                            1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319


Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

Andrew A. Merdek          Vice President        Vice President Legal Affairs &       Cox Enterprises, Inc.
                          Legal Affairs &       Corporate Secretary                  1400 Lake Hearn Dr., NE
                          Corporate                                                  Atlanta , GA 30319
                          Secretary

Alexander V.              Vice President        Vice President Public Policy         Cox Enterprises, Inc.
Netchvolodoff             Public Policy                                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Richard J. Jacobson       Vice President &      Vice President & Treasurer           Cox Enterprises, Inc.
                          Treasurer                                                  1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Preston B. Barnett        Vice President        Vice President Tax                   Cox Enterprises, Inc.
                          Tax                                                        1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

William L. Killen, Jr.    Vice President        Vice President New Media             Cox Enterprises, Inc.
                          New Media                                                  1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Dean H. Eisner            Vice President        Vice President Business              Cox Enterprises, Inc.
                          Business              Development and Planning             1400 Lake Hearn Dr., NE
                          Development and                                            Atlanta , GA 30319
                          Planning

Michael J.                Vice President        Vice President Materials             Cox Enterprises, Inc.
Mannheimer                Materials             Management                           1400 Lake Hearn Dr., NE
                          Management                                                 Atlanta , GA 30319

Arthur M. Blank           Director              President and Chief Executive        The Home Depot, Inc.
                                                Officer The Home Depot, Inc.         One Paces West
                                                                                     2727 Paces Ferry Road, NW
                                                                                     Atlanta, GA 30339

Thomas O. Cordy           Director              President, Chief Executive           The Maxxis Group, Inc.
                                                Officer                              1901 Montreal Road, Ste. 108
                                                The Maxxis Group, Inc.               Tucker, GA  30084

Carl R. Gross             Director              Retired Senior Vice President        Cox Enterprises, Inc.
                                                and Chief Administrative             1400 Lake Hearn Dr., NE
                                                Officer                              Atlanta, GA 30319

Ben F. Love               Director              Director                             Chase Bank of Texas
                                                Chase Bank of Texas                  600 Travis Street, 18 TCT 318
                                                                                     Houston, TX 77252-2558

Paul J. Rizzo             Director              Vice Chairman (retired 1/1/95)       Franklin Street Partners
                                                of IBM Corporation                   6330 Quadrangle Drive
                                                                                     Ste. 200
                                                                                     Chapel Hill, NC  27514


* Also a Director

                               Cox Holdings, Inc.
                        Executive Officers and Directors



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

David E. Easterly*          President          President & Chief Operating           Cox Enterprises, Inc.
                                               Officer                               1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Preston B. Barnett          Vice President     Vice President Tax                    Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Dean H. Eisner*             Vice President     Vice President Business               Cox Enterprises, Inc.
                                               Development and Planning              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

William L. Killen, Jr.      Vice President     Vice President New Media              Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Andrew A. Merdek*           Vice President     Vice President Legal Affairs &        Cox Enterprises, Inc.
                            & Corporate        Corporate Secretary                   1400 Lake Hearn Dr., NE
                            Secretary                                                Atlanta , GA 30319

Richard J. Jacobson         Treasurer          Vice President & Treasurer            Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319


*Also a Director

                            Cox Communications, Inc.
                        Executive Officers and Directors


Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

James  C. Kennedy *        Chairman             Chairman &                           Cox Enterprises, Inc.
                                                Chief Executive Officer              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

James O. Robbins*          President &          President & Chief Executive          Cox Communications, Inc.
                           Chief Executive      Officer                              1400 Lake Hearn Dr., NE
                           Officer                                                   Atlanta , GA 30319

Ajit M. Dalvi              Senior Vice          Senior Vice President                Cox Communications, Inc.
                           President            Programming & Strategy               1400 Lake Hearn Dr., NE
                           Programming &                                             Atlanta , GA 30319
                           Strategy

Alex B. Best               Senior Vice          Senior Vice President                Cox Communications, Inc.
                           President            Engineering                          1400 Lake Hearn Dr., NE
                           Engineering                                               Atlanta , GA 30319

David M. Woodrow           Senior Vice          Senior Vice President                Cox Communications, Inc.
                           President            New Business Development             1400 Lake Hearn Dr., NE
                           New Business                                              Atlanta , GA 30319
                           Development

Jimmy W. Hayes             Senior Vice          Senior Vice President Finance &      Cox Communications, Inc.
                           President            Chief Financial Officer              1400 Lake Hearn Dr., NE
                           Finance & CFO                                             Atlanta , GA 30319

James A. Hatcher           Vice President       Vice President Legal &               Cox Communications, Inc.
                           Legal &              Regulatory Affairs                   1400 Lake Hearn Dr., NE
                           Regulatory                                                Atlanta , GA 30319
                           Affairs

John M. Dyer               Vice President       Vice President Accounting &          Cox Communications, Inc.
                           Accounting &         Financial Planning                   1400 Lake Hearn Dr., NE
                           Financial                                                 Atlanta , GA 30319
                           Planning

Margaret A. Bellville      Vice President       Vice President Operations            Cox Communications, Inc.
                           Operations                                                1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

Jayson R. Juraska          Vice President       Vice President Operations            Cox Communications, Inc.
                           Operations                                                1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Claus F. Kroeger           Vice President       Vice President Operations            Cox Communications, Inc.
                           Operations                                                1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Janet Morrison Clarke      Director             Managing Director Global             Citibank
                                                Database Marketing                   One Court Square
                                                Citibank                             40th Floor
                                                                                     Long Island, NY 11220

John R. Dillon             Director             Managing Director                    Cravey, Green & Wahlen
                                                Cravey, Green & Wahlen               12 Piedmont Center, Suite 210
                                                                                     Atlanta, GA 30305

David E. Easterly          Director             President & Chief Operating          Cox Enterprises, Inc.
                                                Officer                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Robert F. Erburu           Director             Chairman of the Board (retired)      The Times Mirror Company
                                                The Times Mirror Company             220 W. 1st Street
                                                                                     Los Angeles, CA 90012

Andrew J. Young            Director             Co-Chairman                          Good Works International
                                                Good Works International             Suntrust Plaza, Ste. 4800
                                                                                     303 Peachtree Street, NE
                                                                                     Atlanta, GA 30308

*Also a Director